ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments

September 30, 2020 (Unaudited)

Investments	Shares/ Contracts	Value
EXCHANGE TRADED FUNDS – 95.5%

Debt Fund – 18.1%
First Trust Low Duration Opportunities ETF(a)	8,295	$428,686
iShares Core U.S. Aggregate Bond ETF(a)	3,668	433,044
iShares Short-Term Corporate Bond ETF(a)	7,984	438,401
JPMorgan Ultra-Short Income ETF(a)	8,518	432,672
PIMCO Enhanced Short Maturity Active ETF(a)	4,258	434,146
Total Debt Fund		2,166,949

Equity Fund – 77.4%
Communication Services Select Sector SPDR Fund	7,767	461,360
Consumer Staples Select Sector SPDR Fund	6,591	422,483
Health Care Select Sector SPDR Fund(a)	5,680	599,126
iShares MSCI EAFE ETF	9,772	621,988
SPDR S&P 500 ETF Trust	18,597	6,227,949
Technology Select Sector SPDR Fund	4,948	577,432
X-trackers MSCI Europe Hedged Equity ETF	12,291	337,265
Total Equity Fund		9,247,603
Total Exchange Traded Funds (Cost $8,803,371)		11,414,552
MONEY MARKET FUND – 4.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.04%(b) (Cost $588,502)	588,502	588,502

	Notional Amount
PURCHASED PUT OPTION – 0.1%
SPDR S&P 500 ETF Trust, expiring 12/18/20, Strike Price $250.00 (Cost $20,948)	$1,275,000	51	8,236

Total Investments Before Written Options –100.5% (Cost $9,412,821)			12,011,290

WRITTEN CALL OPTION – (0.2)%
SPDR S&P 500 ETF Trust, expiring 10/16/20, Strike Price $345.00
[Premium Received $(10,925)]	$4,140,000	(120)	(22,740)
Total Investments – 100.3% (Cost $9,401,896)			11,988,550
Liabilities in Excess of Other Assets – (0.3%)			(37,127)
Net Assets – 100.0%			$11,951,423

ETF - Exchange Traded Fund

(a)	All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,647,766 as of September 30, 2020.
(b)	Rate shown reflects the 7-day yield as of September 30, 2020.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF

Schedule of Investments (continued)

September 30, 2020 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$11,414,552	$–	$–	$11,414,552
Purchased Put Option	8,236	–	–	8,236
Money Market Fund	588,502	–	–	588,502
Total	$12,011,290	$–	$–	$12,011,290

Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(22,740)	$–	$–	$(22,740)
Total	$(22,740)	$–	$–	$(22,740)

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Debt Fund	18.1%
Equity Fund	77.4
Purchased Put Option	0.1
Written Call Option	(0.2)
Money Market Fund	4.9
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%